UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10 Oceana Way, Norwood, Massachusetts	02062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 795-5140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 1, 2021, MariMed Inc. (the “Registrant”) entered into an Amendment Agreement (the “Amendment Agreement”) to amend and restate the Second Amended and Restated Promissory Note, dated June 24, 2020 (the “Second Amended and Restated Note”), in the original principal amount of $8,811,653.84 issued to SYYM LLC (the “Holder”). Pursuant to the terms of the Amendment Agreement, the Registrant issued to the Holder a Third Amended and Restated Promissory Note (the “New Note”) in the principal amount of $3,211,653.84, the outstanding balance on the Second Amended and Restated Note, bearing nominal interest (0.12% per annum), and due on April 1, 2023 (the “Maturity Date”). The entire outstanding principal balance of the New Note, all accrued and unpaid interest thereon and all other amounts required to be paid thereunder are due and payable on the Maturity Date. The New Note is convertible into shares of the Registrant’s common stock at the option of the Holder at $0.35 per share (an increase from the conversion price under the Second Amended and Restated Note which was $0.30), subject to a 4.9% beneficial ownership limitation. The resale of any shares issued upon such conversion of the New Note are subject to monthly volume limitations. The New Note is a general unsecured obligation of the Registrant and all collateral pledged as security for the Second Amended and Restated Note has been released.

The foregoing is qualified in its entirety by reference to the Amendment Agreement and New Note filed herewith as Exhibit 10.1 and 4.1, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Third Amended and Restated Promissory Note, dated April 1, 2021, in the principal amount of $3,211,653.84, issued by MariMed Hemp Inc. and MariMed Inc. to SYYM LLC.

10.1	Amendment Agreement dated April 1, 2021, between SYYM LLC, as noteholder and collateral agent, and MariMed, Inc. and MariMed Hemp, Inc., as co-borrowers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: April 1, 2021
	By:	/s/ Jon R. Levine
Jon R. Levine, Chief Financial Officer